                             LETTER OF TRANSMITTAL

                            KATZ MEDIA CORPORATION

                             OFFER TO EXCHANGE ITS
              10 1/2% SERIES B SENIOR SUBORDINATED NOTES DUE 2007
                      FOR ANY AND ALL OF ITS OUTSTANDING
              10 1/2% SERIES A SENIOR SUBORDINATED NOTES DUE 2007

         THIS EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
           , 1997, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                  TO: AMERICAN STOCK TRANSFER & TRUST COMPANY


                          By Hand/Overnight Courier:
                    American Stock Transfer & Trust Company
                                40 Wall Street
                                  46th Floor
                           New York, New York 10005
                        Attn: Reorganization Department

                                 By Facsimile:
                                (718) 234-5001

                             Confirm by Telephone:
                                (800) 937-5449

                               For Information:
                                (800) 937-5449


         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         The undersigned acknowledges that it has received and reviewed a
prospectus dated             , 1997 (the "Prospectus") of Katz Media
Corporation, a Delaware corporation (the "Company"), and this Letter of Transmittal (this "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of 10 1/2% Series B Senior Subordinated Notes due 2007 (the "New Notes") of the Company, which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for each $1,000 principal amount of its issued and outstanding 10 1/2% Series A Senior Subordinated Notes due 2007 (the "Old Notes" and together with the New Notes, the "Notes") upon the terms and subject to the conditions set forth in the Prospectus. Capitalized terms used but not defined herein have the meanings given to them in the Prospectus.

         Upon the terms and subject to the conditions set forth in the Prospectus and this Letter of Transmittal, the Company will accept any and all Old Notes validly tendered and not withdrawn prior to 5:00 p.m., New York City time, on the Expiration Date. The Company will issue $1,000 principal amount of New Notes in exchange for each $1,000 principal amount of outstanding Old Notes accepted in the Exchange Offer. Interest on the New Notes will accrue from the last interest payment date on which interest was paid on the Old Notes surrendered in exchange therefor or, if no interest has been paid on the Old Notes, from the date of original issuance of the Old Notes. Holders of Old Notes accepted for exchange will be deemed to have waived the right to receive any other payments on the Old Notes. The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Company shall notify the Exchange Agent of any extension by oral or written notice prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

         This Letter is to be completed by a holder of Old Notes if (i) certificates representing Old Notes are to be physically delivered to the Exchange Agent herewith or (ii) a tender of Old Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility" or "DTC") pursuant to the procedures set forth in the Prospectus under "The Exchange Offer--Procedures for Tendering." Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or a timely confirmation of a book-entry transfer ("Book-Entry Confirmation") of their Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 1. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

         The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

         Listed below are the Old Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Old Notes should be listed on a separate signed schedule affixed hereto.




                           DESCRIPTION OF OLD NOTES
-----------------------------------------------------------------------------------------------------------------------------
                 1                               2                            3                             4
-----------------------------------------------------------------------------------------------------------------------------
   Name(s) and Address(es) of                                       Aggregate Principal             Principal Amount
   Registered Holder(s) (Please             Certificate              Amount Represented           Tendered if Less than
        fill in, if blank)                   Number(s)*               by Certificate(s)                   All**
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                                 Total:
-----------------------------------------------------------------------------------------------------------------------------
*        Need not be completed if Old Notes are being tendered by book-entry transfer.
**       Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the
         Old Notes indicated in column 3.  See Instruction 2.  Old Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof.  See Instruction
         1.
-----------------------------------------------------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

         Name of Tendering Institution
         ---------------------------------------------------------------------

         Account Number                       Transaction Code Number
         ---------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

         Name(s) of Registered Holder(s)
         ---------------------------------------------------------------------

         Window Ticket Number (if any)
         ---------------------------------------------------------------------

         Date of Execution of Notice of Guaranteed Delivery
         ---------------------------------------------------------------------

         Name of Institution that guaranteed delivery
         ---------------------------------------------------------------------

         IF DELIVERED BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:

         Account Number                         Transaction Code Number
         ---------------------------------------------------------------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

         Name:
         ---------------------------------------------------------------------

         Address:
         ---------------------------------------------------------------------

                      SPECIAL ISSUANCE INSTRUCTIONS (See
                             Instructions 3 and 4)

         To be completed ONLY if certificates for Old Notes in a principal amount not tendered or not accepted for exchange and/or New Notes are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear(s) on this Letter below, or if Old Notes tendered by book-entry transfer which are not accepted for exchange or New Notes are to be credited to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue:   New Notes and/or Old Notes to:

Name(s):
------------------------------------------------------------------------------
                            (Please Type or Print)


------------------------------------------------------------------------------
                            (Please Type or Print)

Address:
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                             (Including Zip Code)


------------------------------------------------------------------------------
                  (Tax Identification or Social Security No.)

[ ] Credit unexchanged Old Notes and/or New Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

------------------------------------------------------------------------------

                         (Book Entry Transfer Facility
                        Account Number, if applicable)

                      SPECIAL DELIVERY INSTRUCTIONS (See
                             Instructions 3 and 4)

         To be completed ONLY if certificates for Old Notes in a principal amount not tendered or not accepted for exchange and/or New Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter below or to such person or persons at an address other than shown in the box entitled "Description of Old Notes" on this Letter above.


Mail:    New Notes and/or Old Notes to:

Name(s):
------------------------------------------------------------------------------
                            (Please Type or Print)


------------------------------------------------------------------------------
                            (Please Type or Print)

Address:


------------------------------------------------------------------------------
                             (Including Zip Code)


------------------------------------------------------------------------------


IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.


                        PLEASE READ THIS ENTIRE LETTER
                  CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to such Old Notes as are being tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company and as Trustee under the indenture relating to the Notes) with respect to the tendered Old Notes with full power of substitution to (i) deliver certificates for such Old Notes to the Company, or transfer ownership of such Old Notes on the account books maintained by DTC and deliver all accompanying evidence of transfer and authenticity to, or upon the order of, the Company and (ii) present such Old Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms and subject to the conditions of the Exchange Offer. The Power of Attorney granted in this paragraph shall be deemed irrevocable from and after the Expiration Date and coupled with an interest.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, that neither the holder of such Old Notes nor any such other person is engaged in, or intends to engage in, or has an arrangement or understanding with any person to participate in, the distribution (within the meaning of the Securities Act) of such New Notes and that neither the holder of such Old Notes nor any such other person is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act.

         The undersigned also acknowledges that this Exchange Offer is being made by the Company in reliance on interpretations by the staff of the Securities and Exchange Commission (the "Commission") set forth in no-action letters issued to third parties, that the New Notes issued pursuant to the Exchange Offer in exchange for the Old Notes may be offered for resale, resold and otherwise transferred by any holder of such New Notes (other than any such holder which is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holder's business and such holder has no arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of such New Notes. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution (within the meaning of the Securities Act) of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it represents that the Old Notes to be exchanged for New Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The undersigned acknowledges that in reliance on an interpretation by the staff of the Commission, a broker-dealer may fulfill its prospectus delivery requirement with respect to the New Notes (other than a resale of an unsold allotment from the original sale of the Old Notes) with the Prospectus which constitutes part of this Exchange Offer.

         The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death, incapacity or dissolution of the undersigned. The tender may be withdrawn only in accordance with the procedures set forth under the caption "The Exchange Offer--Withdrawal Rights" in the Prospectus.

         The undersigned understands that tenders of Old Notes pursuant to the procedures described under the caption "The Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

         Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name of the undersigned or, in the case of a book-entry transfer of Old Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" above, please send the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Notes." The undersigned recognizes that the Company has no obligation pursuant to the "Special Payment Instructions" and "Special Delivery Instructions" to transfer any Old Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Old Notes so tendered.

         Holders of Old Notes who wish to tender their Old Notes and (i) whose Old Notes are not immediately available or (ii) who cannot deliver their Old Notes, this Letter or any other documents required hereby to the Exchange Agent, or cannot complete the procedure for book-entry transfer, prior to the Expiration Date, may tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 1 regarding the completion of Letter printed below.

         For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Old Notes when, as and if the Company has given oral or written notice thereof to the Exchange Agent.

         THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.

                               PLEASE SIGN HERE
                  (TO BE COMPLETED BY ALL TENDERING HOLDERS)


X                                                                     , 1997
-------------------------------------------      ---------------------------

X                                                                     , 1997
-------------------------------------------      ---------------------------
     Signature(s) of Owner(s)                                      Date

Area Code and Telephone Number:
----------------------------------------------------------------------------


         If a holder is tendering any Old Notes, this Letter must be signed by the registered holder(s) thereof as the name(s) appear(s) on the Old Notes or, if the Old Notes are tendered by a participant in DTC, as such participant's name appears on a security position listing maintained by DTC, or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If Old Notes to which this Letter relates are held of record by two or more joint holders, then all such holders must sign this Letter. If signature is by a trustee, executor, administrator, guardian, attorneys-in-fact, officers of corporations or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):
----------------------------------------------------------------------------


----------------------------------------------------------------------------
                            (Please Type or Print)

Capacity:
----------------------------------------------------------------------------

Address:
----------------------------------------------------------------------------


----------------------------------------------------------------------------
                             (Including Zip Code)


                              SIGNATURE GUARANTEE
                        (IF REQUIRED BY INSTRUCTION 3)

Signature(s) Guaranteed by
an Eligible Institution:
----------------------------------------------------------------------------
                            (Authorized Signature)


----------------------------------------------------------------------------
                                    (Title)


----------------------------------------------------------------------------
                                (Name and Firm)

Dated:                                                                , 1997
----------------------------------------------------------------------------

                                 INSTRUCTIONS

        FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER
                     OF KATZ MEDIA CORPORATION TO EXCHANGE
              10 1/2% SERIES B SENIOR SUBORDINATED NOTES DUE 2007
                      FOR ANY AND ALL OF ITS OUTSTANDING
              10 1/2% SERIES A SENIOR SUBORDINATED NOTES DUE 2007


1.  DELIVERY OF THIS LETTER AND NOTES; GUARANTEED DELIVERY PROCEDURES.

         This Letter is to be completed by holders (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Old Notes) either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering." Certificates for all physically tendered Old Notes or Book-Entry Confirmations, as the case may be, as well as this properly completed and duly executed Letter (or manually signed facsimile hereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to 5:00 p.m., New York City time, on the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof.

         Holders of Old Notes whose certificates of Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to 5:00 p.m., New York City time, on the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." Pursuant to such procedures, (i) such tender must be made through an Eligible Institution; (ii) on or prior to the Expiration Date, the Exchange Agent must receive from such holder and Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Old Notes, the certificate number or numbers of the tendered Old Notes and the principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange trading days after the date of delivery of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Notes, or a Book-Entry Confirmation, a duly executed Letter, and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent; and (iii) the certificates for all physically tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and all properly completed and executed documents required by this Letter must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date.

         Only a holder of Old Notes may tender such Old Notes in the Exchange Offer. Any beneficial holder of Old Notes who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this Letter on his or her behalf or must, prior to completing and executing this Letter and delivering his or her Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such holder's name or obtain a properly completed bond power from the registered holder.

         The method of delivery of the Old Notes and this Letter and all other required documents to the Exchange Agent is at the election and risk of the holder. Instead of delivery by mail, it is recommended that holders use an overnight or hand-delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. No Letter or Old Notes, or Book-Entry Confirmation, as the case may be, should be sent to the Company.

         See the Prospectus under "The Exchange Offer."

2.  PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS WHO TENDER BY
    BOOK-ENTRY TRANSFER).

         Tenders of Old Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Old Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Old Notes to be tendered in the box above entitled "Description of Old Notes--Principal Amount Tendered if Less than All." A reissued certificate representing the balance of nontendered Old Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3.  SIGNATURES ON THIS LETTER; BOND POWERS AND ENDORSEMENTS;
    GUARANTEE OF SIGNATURES.

         If this Letter is signed by the registered holder of the Old Notes tendered hereby, the signature must correspond exactly with the name on the face of the certificates without any change whatsoever.

         If any tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter.

         If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

         When this Letter is signed by the registered holder or holders of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) or bond power(s) must be guaranteed by an Eligible Institution (as defined below).

         If this Letter is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate powers of attorney, in either case, signed exactly as the name or names on the registered holder appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

         If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

         ENDORSEMENTS ON CERTIFICATES FOR OLD NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A MEMBER FIRM OF A REGISTERED NATIONAL SECURITIES EXCHANGE OR OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC., A COMMERCIAL BANK OR TRUST COMPANY HAVING AN OFFICE OR CORRESPONDENT IN THE UNITED STATES OR AN "ELIGIBLE GUARANTOR INSTITUTION" WITHIN THE MEANING OF RULE 17A-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (COLLECTIVELY, "ELIGIBLE INSTITUTIONS").

      SIGNATURES ON THIS LETTER MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION, UNLESS THE OLD NOTES ARE TENDERED: (I) BY A REGISTERED HOLDER OF OLD NOTES WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" OR

"SPECIAL DELIVERY INSTRUCTIONS" ON THIS LETTER; OR (II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION. IN ALL OTHER CASES, ALL SIGNATURES ON THIS LETTER MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

4.  SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

         Tendering holders of Old Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification number or social security number of the person named must also be indicated. Holders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name or address of the person signing this Letter.

5.  TAX IDENTIFICATION NUMBER.

         United States Federal income tax law may require that a tendering holder whose Old Notes are accepted for exchange provide the Company (as payor) with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which in the case of a tendering holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the United States Internal Revenue Service (the "IRS"). In addition, such tendering holder may be subject to backup withholding in an amount equal to 31% of all reportable payments made after the exchange. If withholding results in an overpayment for taxes, a refund may be obtained.

         Exempt holders of Old Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding requirements. See the enclosed Guidelines For Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

         To prevent backup withholding, each exchanging holder must provide such holder's correct TIN by completing the Substitute Form W-9 enclosed herewith, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding,
(ii) the holder has not been notified by the IRS that such holder is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified the holder that such holder is no longer subject to backup withholding. In order to satisfy the Exchange Agent that a foreign individual qualifies as an exempt recipient, such holder must submit a statement signed under penalty of perjury attesting to such exempt status. Such statements may be obtained from the Exchange Agent. If the Old Notes are in more than one name or are not in the name of the actual owner, consult the Substitute Form W-9 for information on which TIN to report. If you do not provide your TIN to the Company within 60 days, backup withholding will begin and continue until you furnish your TIN to the Company.

6.  TRANSFER TAXES.

         The Company will pay all transfer taxes, if any, applicable to the transfer of New Notes in exchange for Old Notes pursuant to the Exchange Offer. If, however, New Notes and/or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

7.  WAIVER OF CONDITIONS.

         The Company reserves the absolute right to amend, modify or waive satisfaction of any or all conditions enumerated in the Prospectus.

8.  NO CONDITIONAL TENDERS.

         No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

         Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity to any tender of Old Notes, nor shall any of them incur any liability for failure to give any such notice.

9.  MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES.

         Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.  REQUEST FOR ASSISTANCE OR ADDITIONAL COPIES.

         Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address and telephone number indicated above.



-------------------------------------------------------------------------------------------------------------------------
                     PAYER'S NAME: KATZ MEDIA CORPORATION
-------------------------------------------------------------------------------------------------------------------------
                                        Name (if joint names, list first and
                                        circle the name of the person or entity
                                        whose number you enter in Part 1 below).

SUBSTITUTE FORM W-9                  ------------------------------------------------------------------------------------
                                        Address
DEPARTMENT OF THE TREASURY           ------------------------------------------------------------------------------------
INTERNAL REVENUE SERVICE                City, State and Zip Code
                                     ------------------------------------------------------------------------------------
PAYER'S REQUEST FOR                     List account number(s) here (optional)
TAXPAYER IDENTIFICATION              ------------------------------------------------------------------------------------
NUMBER (TIN)                            Part 1--PLEASE PROVIDE YOUR                     Social Security Number or TIN
                                        TAXPAYER IDENTIFICATION NUMBER
                                        ("TIN") IN THE BOX AT RIGHT AND
                                        CERTIFY BY SIGNING AND DATING
                                        BELOW
                                     ------------------------------------------------------------------------------------
                                        Part 2--Check the box if you are NOT subject to backup withholding under the provisions of section 3408(a)(1)(C) of the Internal Revenue Code because (1)
                                        you have not been notified that you are subject to backup withholding as a result of failure to report all interest of dividends or (2) the Internal
                                        Revenue Service has notified you that you are no longer subject to backup withholding.[ ]
                                     ------------------------------------------------------------------------------------
                                       CERTIFICATION--UNDER THE PENALTIES OF PERJURY, I               Part 3--
                                       CERTIFY THAT THE INFORMATION PROVIDED ON THIS
                                       FORM IS TRUE, CORRECT AND COMPLETE.

                                       SIGNATURE _____________________    DATE _____________          Awaiting TIN[ ]
-------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

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